UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2012

LAREDO PETROLEUM HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Third Amendment to Third Amended and Restated Credit Agreement

On April 24, 2012, Laredo Petroleum, Inc. (the “Issuer”), a wholly-owned subsidiary of Laredo Petroleum Holdings, Inc. (the “Company”), entered into the Third Amendment to Third Amended and Restated Credit Agreement (the “Third Amendment”) among the Issuer, Wells Fargo Bank, N.A., as administrative agent, the guarantors signatory thereto and the banks signatory thereto (as amended, the “Credit Agreement”).  The Third Amendment increases the Issuer’s ability to issue senior notes to an aggregate principal amount of $1.05 billion.

The foregoing description of the Third Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Third Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Purchase Agreement

On April 24, 2012, the Company, the Issuer and certain subsidiary guarantors entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named in the Purchase Agreement, in connection with the Issuer’s private placement of senior notes.

The Purchase Agreement provides for, among other things, the issuance and sale by the Issuer of $500 million in aggregate principal amount of 7.375% senior unsecured notes due 2022 (the “Notes”).  The Notes to be offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.  The Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144 A under the Securities Act and to persons outside of the United States pursuant to Regulation S.

The Purchase Agreement provides the obligations of the initial purchasers to purchase the Notes are subject to receipt of legal opinions by counsel and other customary conditions.  The initial purchasers are obligated to purchase all the Notes if they purchase any of the Notes.  The Company, Issuer and subsidiary guarantors have agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make because of any of those liabilities.  The Parent and the Issuer also agreed not to issue certain debt securities for a period of 60 days after April 24, 2012 without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated.  In addition, the Purchase Agreement contemplates the execution of a registration rights agreement relating to the Notes.

The Issuer intends to use the net proceeds from the offering to pay off loan amounts outstanding under the Credit Agreement and for general corporate purposes.  The net proceeds of the offering may be invested temporarily in short-term marketable securities pending such usages.

The foregoing description of the Purchase Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

From time to time, the initial purchasers and their affiliates have provided, and may provide in the future, investment banking, commercial lending, hedging and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received, or may in the future receive, customary fees and commissions for these transactions.  In addition, affiliates of certain of the initial purchasers are lenders under the Credit Agreement.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Third Amendment and the Purchase Agreement is incorporated herein by reference.  Copies of the Third Amendment and the Purchase Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The lenders under the Credit Agreement have approved an increase to the borrowing base under the Credit Agreement to $910 million (which, after giving effect to the offering of the Notes, will be reduced by $125 million to $785 million), which the Issuer and the lenders intend to effect with an amendment to the Credit Agreement to be executed in connection with the closing of the offering of the Notes.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 8.01.  Other Information

On April 24, 2012, the Company issued a press release announcing the commencement of the private placement of the Notes.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On April 24, 2012, the Company issued a press release announcing the pricing of the Notes.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1

Third Amendment to Third Amended and Restated Credit Agreement, dated as of April 24, 2012, among Laredo Petroleum, Inc., Wells Fargo Bank, N.A., as administrative agent, the guarantors signatory thereto and the banks signatory thereto.

10.2

Purchase Agreement, dated April 24, 2012, among Laredo Petroleum, Inc., Laredo Petroleum Holdings, Inc., the subsidiary guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named therein.

99.1	Press Release dated April 24, 2012.
99.2	Press Release dated April 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

Date: April 24, 2012	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Third Amendment to Third Amended and Restated Credit Agreement, dated as of April 24, 2012, among Laredo Petroleum, Inc., Wells Fargo Bank, N.A., as administrative agent, the guarantors signatory thereto and the banks signatory thereto.

10.2

Purchase Agreement, dated April 24, 2012, among Laredo Petroleum, Inc., Laredo Petroleum Holdings, Inc., the subsidiary guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named therein.

99.1	Press Release dated April 24, 2012.
99.2	Press Release dated April 24, 2012.